UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026 (August 5, 2026)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On August 6, 2026, Ensysce Biosciences, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported information under Items 1.01, 2.01, 3.02, 3.03, 5.02, 5.03, 7.01 and 9.01 of Form 8-K. The Original 8-K was amended on August 6, 2026, to file exhibits and correct an error. This Current Report on Form 8-K/A (“Amendment No. 2”) includes (i) certain risk factors relating to the transactions previously reported (“Risk Factors”), (ii) an overview of the business (“Business Overview”) of Cy Biopharma, Inc. (“Cy Biopharma”), (iii) historical financial statements of Cy Biopharma and our unaudited pro forma condensed combined financial information giving effect to our merger with Cy Biopharma as of and for the six months ended June 30, 2026, and for the fiscal year ended December 31, 2025.

The pro forma financial information included herein has been presented for informational purposes only. It does not purport to represent the actual results of operations that we and Cy Biopharma would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

The Business Overview and Risk Factors are filed as Exhibits 99.1 and 99.2, respectively, to this Amendment No. 2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The historical audited consolidated financial statements of Cy Biopharma as of and for the years ended December 31, 2025 and 2024 are filed as Exhibit 99.3 to this Amendment No. 2 and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Cy Biopharma as of and for the six months ended June 30, 2026 and 2025 are filed as Exhibit 99.4 to this Amendment No. 2 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2026, the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025, and the related notes of the Company with respect to the transaction described in the Original 8-K, are filed as Exhibit 99.5 to this Amendment No. 2 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of EisnerAmper LLP

99.1	Business Overview

99.2	Risk Factors

99.3	Audited Consolidated Financial Statements of Cy Biopharma, Inc. as of and for the fiscal years ended December 31, 2025, and December 31, 2024, and the related notes thereto.

99.4	Unaudited Condensed Consolidated Financial Statements of Cy Biopharma, Inc. as of June 30, 2026, and for the six months ended June 30, 2026 and 2025, and the related notes thereto.

99.5	Unaudited pro forma condensed combined financial statements of Ensysce Biosciences, Inc. as of and for the six months ended June 30, 2026, and for the year ended December 31, 2025, and the related notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2026	Ensysce Biosciences, Inc.

	By:	/s/ Lynn Kirkpatrick
	Name:	Dr. Lynn Kirkpatrick
	Title:	Chief Executive Officer
(Principal Executive Officer)